John Hancock Funds II

Supplement dated 9-25-13 to the current Prospectus

Diversified Strategies Fund (the “Fund”)

Effective September 20, 2013 the Advisory fees for the Fund under “Management fees” in the “Who’s who” section are revised and restated as follows:

Advisory Fee

Aggregate Net assets
of the fund
First $500 million	1.000%
Excess over $500 million	0.950%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.